BNY Mellon First Quarter 2018 Financial Highlights April 19, 2018

2 First Quarter 2018 – Financial Highlights Cautionary Statement A number of statements in our presentations, the accompanying slides and the responses to your questions are “forward-looking statements.” Words such as “estimate”, “forecast”, “project”, “anticipate”, “target”, “expect”, “intend”, “continue”, “seek”, “believe”, “plan”, “goal”, “could”, “should”, “may”, “will”, “strategy”, “opportunities”, “trends” and words of similar meaning signify forward-looking statements. These statements relate to, among other things, The Bank of New York Mellon Corporation’s (the “Corporation”) expectations regarding: capital plans, strategic priorities, financial goals, client experience, driving revenue growth, preliminary business metrics; and statements regarding the Corporation's aspirations, as well as the Corporation’s overall plans, strategies, goals, objectives, expectations, outlooks, estimates, intentions, targets, opportunities and initiatives. These forward-looking statements are based on assumptions that involve risks and uncertainties and that are subject to change based on various important factors (some of which are beyond the Corporation’s control). Actual outcomes may differ materially from those expressed or implied as a result of the factors described under “Forward Looking Statements” and “Risk Factors” in the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2017 (the “2017 Annual Report”) and in other filings of the Corporation with the Securities and Exchange Commission (the “SEC”). Such forward-looking statements speak only as of April 19, 2018, and the Corporation undertakes no obligation to update any forward-looking statement to reflect events or circumstances after that date or to reflect the occurrence of unanticipated events. For additional information regarding the Corporation, please refer to the Corporation's SEC filings available at www.bnymellon.com/investorrelations. Non-GAAP Measures: In this presentation we discuss some non-GAAP measures in detailing the Corporation’s performance, which exclude certain items or otherwise include components that differ from GAAP. We believe these measures are useful to the investment community in analyzing the financial results and trends of ongoing operations. We believe they facilitate comparisons with prior periods and reflect the principal basis on which our management monitors financial performance. Additional disclosures relating to non-GAAP measures are contained in the Corporation’s reports filed with the SEC, including the 2017 Annual Report, and are available at www.bnymellon.com/ investorrelations.

First Quarter 2018 - Financial Highlights

($ in millions, except per share data)	1Q18	Growth vs. 4Q17	Growth vs. 1Q17
Fee revenue	$ 3,319	15%	10%
Net securities (losses) gains	(49)	N/M	N/M
Fee and other revenue	**3,270**	**14**	**8**
(Loss) income from consolidated investment management funds	(11)	N/M	N/M
Net interest revenue	919	8	16
Total revenue	**4,178**	**12**	**9**
Provision for credit losses	(5)	N/M	N/M
Noninterest expenses	**2,739**	**(9)**	**4**
Income before income taxes	**1,444**	**N/M**	**20**
Net income applicable to common shareholders	**$ 1,135**	**1%**	**29%**
Operating leverage [(a)]		**N/M**	**+505 bps**
Pre-tax operating margin	**35%**	**N/M**	**+316 bps**
Earnings per common share	**$ 1.10**	**2%**	**33%**
Common equity Tier 1 ("CET1") [(b)]	**10.7%**	**+42 bps**	**+70 bps**
Return on tangible common equity ("ROTCE") [(c)]	**25.9%**	**(7) bps**	**+364 bps**

Financial Performance

- Earnings of $1.14 billion and diluted earnings per common share of $1.10
- Total revenue of $4.2 billion, up 9%
  - Fee revenue up 10%
  - Net interest revenue up 16%
  - Weaker U.S. dollar increased total revenue by ~2%
- Total noninterest expense of $2.7 billion, up 4%
  - Generated positive operating leverage and increased margin from 31% to 35%
  - Weaker U.S. dollar increased expense ~3%
- Returned approximately $890 million of capital to common shareholders
  - Repurchased 11 million common shares for $644 million
  - Paid $246 million in dividends to common shareholders

Note: See page 13 for corresponding footnotes in Appendix. *N/M - not meaningful; bps - basis points*

3 *First Quarter 2018 – Financial Highlights* BNY MELLON

4 First Quarter 2018 – Financial Highlights First Quarter 2018 - Financial Highlights Income Before Income Taxes ($mm) 1Q17 4Q17 1Q18 $1,206 $728 $1,444 (a) Represents a Non-GAAP measure. See Appendix for reconciliation. 20% Total Revenue ($mm) 1Q17 4Q17 1Q18 $3,843 $3,728 $4,178 9% Earnings Per Share 1Q17 4Q17 1Q18 $0.83 $1.08 $1.10 Total Noninterest Expense ($mm) 1Q17 4Q17 1Q18 $2,642 $3,006 $2,739 4% Pre-tax Operating Margin 1Q17 4Q17 1Q18 31% 20% 35% ROTCE 1Q17 4Q17 1Q18 22% 26% 26% (a)

Investment Services Business Highlights

Financial Highlights ($millions)	1Q18	Growth vs. 4Q17	Growth vs. 1Q17
Total revenue by line of business: [a]			
Asset Servicing	$ 1,519	4%	13%
Pershing	581	2	11
Issuer Services	418	19	6
Treasury Services	321	—	6
Clearance and Collateral Management	255	1	13
Total revenue by line of business	**3,094**	**5**	**11**
Provision for credit losses	(7)	N/M	N/M
Noninterest expense	**1,949**	**(7)**	**5**
Income before taxes	**$ 1,152**	**34%**	**22%**
Pre-tax operating margin	**37%**	**816 bps**	**347 bps**

Key Metrics ($millions unless otherwise noted)	1Q18	Growth vs. 4Q17	Growth vs. 1Q17
Foreign exchange revenue	$ 169	1 %	10 %
Securities lending revenue	$ 48	7 %	20 %
Average loans	$ 39,200	1 %	(8)%
Average deposits	$ 214,130	5 %	8 %
AUC/A at period end (in trillions) [b] [c]	$ 33.5	1 %	9 %
Market value of securities on loan at period end (in billions) [d]	$ 436	7 %	39 %
Pershing			
Average active clearing accounts (U.S. platform) (in thousands)	6,075	(1)%	— %
Average long-term mutual fund assets (U.S. platform)	$ 514,542	1 %	12 %
Average investor margin loans (U.S. platform)	$ 10,930	11 %	2 %
Clearance and Collateral Management			
Average tri-party repo balances (in trillions)	$ 2.7	4 %	14 %

Business Performance Drivers
year-over-year

- Total revenue up 11%
- Asset Servicing, up 13%
  - Higher net interest revenue, fees driven by higher volumes, market values and foreign exchange volumes, and the favorable impact of a weaker U.S. dollar
- Pershing, up 11%
  - Higher net interest revenue and fees from growth in long-term mutual fund balances and clearance volumes
- Issuer Services, up 6%
  - Higher net interest revenue in Corporate Trust and the favorable impact of a weaker U.S. dollar
- Treasury Services, up 6%
  - Higher net interest revenue and payment volumes
- Clearance and Collateral Management, up 13%
  - Growth in collateral management, higher clearance volumes and net interest revenue

- Total noninterest expense up 5%
  - Higher technology costs
  - Unfavorable impact of the weaker U.S. dollar
  - Higher volume-related sub-custodian and clearing expense
  - Partially offset by lower consulting expenses

- AUC/A increased 9% to $33.5 trillion

Note: See page 13 for corresponding footnotes in Appendix. See page 14 "Change in Presentation" for additional information on the Investment Services business. *N/M - not meaningful*

5 First Quarter 2018 – Financial Highlights BNY MELLON

Investment Management Business Highlights

Financial Highlights *($millions)*		1Q18	Growth vs. 4Q17	Growth vs. 1Q17
Total revenue by line of business: [a]				
Asset Management	$	770	4%	16%
Wealth Management		318	3	5
Total revenue by line of business		**1,088**	**4**	**13**
Provision for credit losses		2	N/M	N/M
Noninterest expense		**705**	**(9)**	**3**
Income before taxes	**$**	**381**	**38%**	**38%**
Pre-tax operating margin		**35%**	**871 bps**	**628 bps**
Adjusted pre-tax operating margin – Non-GAAP [b]		**39%**	**968 bps**	**688 bps**

Key Metrics *($millions unless otherwise noted)*		1Q18	Growth vs. 4Q17	Growth vs. 1Q17
Average loans	**$**	**16,876**	**— %**	**4 %**
Average deposits	**$**	**13,363**	**15 %**	**(15)%**
Total Wealth Management client assets (in billions) [c]	**$**	**246**	**(2)%**	**4 %**

Changes in AUM (in billions): [d]		1Q18	4Q17	1Q17
Beginning balance of AUM	**$**	**1,893**	**$1,824**	**$1,648**
Net inflows (outflows):				
Equity		—	(6)	(4)
Fixed income		7	(2)	2
Liability-driven investments [e]		13	23	14
Multi-asset and alternative investments		(3)	2	2
Index		(13)	(1)	—
Total long-term strategies inflows		**4**	**16**	**14**
Cash		(14)	(4)	13
Total net (outflows) inflows		**(10)**	**12**	**27**
Net market impact		**(14)**	**47**	**41**
Net currency impact		**29**	**10**	**11**
Divestiture/Other [f]		**(30)**	**—**	**—**
Ending balance of AUM	**$**	**1,868**	**$1,893**	**$1,727**

Business Performance Drivers
year-over-year

- Total revenue up 13%
- Asset Management, up 16%
  - Higher equity market values
  - Favorable impact of weaker U.S. dollar
  - Higher performance fees
  - CenterSquare sale
- Wealth Management, up 5%
  - Higher equity market values
  - Net new business
  - Partially offset by lower net interest revenue from lower deposit balances
- Total noninterest expense up 3%
  - Unfavorable impact of weaker U.S. dollar

Note: See page 13 for corresponding footnotes in Appendix. See page 14 "Change in Presentation" for additional information on the Investment Management business. *N/M - not meaningful*

6 *First Quarter 2018 – Financial Highlights* BNY MELLON

7 First Quarter 2018 – Financial Highlights Other Segment Business Performance DriversFinancial Highlights ($millions) 1Q18 4Q17 1Q17 Fee revenue $ 57 $ (221) $ 62 Net securities (losses) gains (49) (26) 10 Total fee and other revenue (loss) 8 (247) 72 Net interest (expense) (1) (36) (1) Total revenue (loss) 7 (283) 71 Provision for credit losses — (5) (8) Noninterest expense 87 135 107 (Loss) before taxes $ (80) $ (413) $ (28) • Fee revenue increased sequentially, primarily reflecting the 4Q17 impact of the enactment of the U.S. tax legislation • Net securities losses in 1Q18 primarily related to sale of approximately $1 billion of debt securities • Noninterest expense decreased year-over-year reflecting lower professional, legal and other purchased services, partially offset by higher incentive expense

8 First Quarter 2018 – Financial Highlights Capital and Liquidity March 31, 2018 Dec. 31, 2017 Consolidated regulatory capital ratios - fully phased-in basis: (a) (b) Advanced Approach: CET1 ratio 10.7% 10.3% Tier 1 capital ratio 12.7 12.3 Total capital ratio 13.5 13.0 Tier 1 leverage ratio 6.5 6.4 Supplementary leverage ratio ("SLR") 5.9 5.9 Average liquidity coverage ratio ("LCR") 116% 118% Book value per common share (c) $ 37.78 $ 37.21 Tangible book value per common share – Non-GAAP (c) $ 18.78 $ 18.24 Cash dividends per common share $ 0.24 $ 0.24 Common dividend payout ratio 22% 22% Closing stock price per common share $ 51.53 $ 53.86 Market capitalization (in millions) $ 52,080 $ 54,584 Common shares outstanding (in thousands) 1,010,676 1,013,442 Note: See page 13 for corresponding footnotes in Appendix.

9 First Quarter 2018 – Financial Highlights Net Interest Revenue Growth vs. ($ in millions) 1Q18 4Q17 1Q17 Net interest revenue $ 919 8% 16% Add: Tax equivalent adjustment 6 N/M N/M Net interest revenue (FTE) – Non-GAAP (a) $ 925 7% 15% Net interest margin 1.22% 8 bps 9 bps Net interest margin (FTE) – Non-GAAP (a) 1.23% 7 bps 9 bps Selected average balances: Cash/interbank investments $120,821 3% 14% Trading account securities 4,183 54 86 Securities 118,459 (1) 3 Loans 58,606 3 (3) Interest-earning assets 302,069 2 7 Interest-bearing deposits 155,704 5 11 Federal funds purchased and securities sold under repurchase agreements 18,963 (6) — Long-term debt 28,407 1 10 Other interest-bearing liabilities 23,920 (8) 5 Interest-bearing liabilities 226,994 2 9 Noninterest-bearing deposits 71,005 3 (3) Note: See page 13 for corresponding footnotes in Appendix. FTE – fully taxable equivalent; N/M – not meaningful; bps – basis points Financial Performance Drivers year-over-year • Net interest revenue up 16% ◦ Higher interest rates and deposits ◦ Partially offset by higher average long-term debt • NIM up 9 bps to 1.22%

10 First Quarter 2018 – Financial Highlights Noninterest Expense Growth vs. ($ in millions) 1Q18 4Q17 1Q17 Staff (a) $ 1,576 (3)% 6% Professional, legal and other purchased services 291 (14) (7) Software and equipment 234 (21) 5 Net occupancy 139 (9) 2 Sub-custodian and clearing (b) 119 17 16 Distribution and servicing 106 — 6 Bank assessment charges 52 (2) (9) Business development 51 (23) — Amortization of intangible assets 49 (6) (6) Other (a)(b)(c) 122 (42) 3 Total noninterest expense $ 2,739 (9)% 4% Financial Performance Drivers year-over-year • Noninterest expense up 4% ◦ Unfavorable impact of weaker U.S. dollar ◦ Higher staff expense ◦ Higher volume-related sub-custodian and clearing expenses ◦ Partially offset by lower consulting expense Note: See page 13 for corresponding footnotes in Appendix.

11 First Quarter 2018 – Financial Highlights Fee and Other Revenue Growth vs. ($ in millions) 1Q18 4Q17 1Q17 Investment services fees: Asset servicing $ 1,113 3% 10% Securities lending 55 8 12 Clearing services 414 4 10 Issuer services 260 32 4 Treasury services 138 1 (1) Total investment services fees 1,980 6 8 Investment management and performance fees 960 — 14 Foreign exchange 183 5 19 Other trading revenue (loss) 26 N/M N/M Total foreign exchange and other trading revenue 209 26 27 Financing-related fees 52 (4) (5) Distribution and servicing 36 (5) (12) Investment and other income (loss) 82 N/M N/M Total fee revenue 3,319 15 10 Net securities (losses) gains (49) N/M N/M Total fee and other revenue $ 3,270 14% 8% Note: N/M - not meaningful

Appendix

13 First Quarter 2018 – Financial Highlights Footnotes First Quarter 2018 - Financial Highlights, Page 3 (a) Operating leverage is the rate of increase (decrease) in total revenue less the rate of increase (decrease) in total noninterest expense. (b) Regulatory capital ratios for March 31, 2018 are preliminary. For our CET1, Tier 1 capital and Total capital ratios, our effective capital ratios under the U.S. capital rules are the lower of the ratios as calculated under the Standardized and Advanced Approaches, which for the periods referenced was the advanced approach. (c) Quarterly results are annualized. Represents a Non-GAAP measure. See Appendix for a reconciliation. Investment Services Business Highlights, Page 5 (a) See "Change in Presentation" on page 14 for additional information on the Investment Services business. (b) Includes the AUC/A of CIBC Mellon Global Securities Services Company (“CIBC Mellon”), a joint venture with the Canadian Imperial Bank of Commerce, of $1.3 trillion at March 31, 2018 and Dec. 31, 2017 and $1.2 trillion at March 31, 2017. (c) Current period is preliminary. (d) Represents the total amount of securities on loan in our agency securities lending program managed by the Investment Services business. Excludes securities for which BNY Mellon acts as agent on behalf of CIBC Mellon clients, which totaled $73 billion at March 31, 2018, $71 billion at Dec. 31, 2017 and $65 billion at March 31, 2017. Investment Management Business Highlights, Page 6 (a) See "Change in Presentation" on page 14 for additional information on the Investment Management business (b) Net of distribution and servicing expense. See corresponding Appendix pages for reconciliation of this Non-GAAP measure. In 1Q18, the adjusted pre-tax margin - Non-GAAP for prior periods was restated to include amortization of intangible assets and the provision for credit losses. (c) Current period is preliminary. Includes AUM and AUC/A in the Wealth Management business. (d) Current period is preliminary. Excludes securities lending cash management assets and assets managed in the Investment Services business. (e) Includes currency overlay AUM. (f) Primarily reflects a change in methodology beginning in 1Q18 to exclude AUM related to equity method investments as well as the CenterSquare divestiture. Capital and Liquidity, Page 8 (a) Regulatory capital ratios for March 31, 2018 are preliminary. For our CET1, Tier 1 capital and Total capital ratios, our effective capital ratios under the U.S. capital rules are the lower of the ratios as calculated under the Standardized and Advanced Approaches, which for the periods included was the Advanced Approaches. (b) Regulatory capital ratios for Dec. 31, 2017 are presented on a fully phased-in basis. On a transitional basis at Dec. 31, 2017, the CET1 ratio was 10.7%, the Tier 1 capital ratio was 12.7%, the Total capital ratio was 13.4%, the Tier 1 leverage ratio was 6.6% and the SLR was 6.1%. (c) Tangible book value per common share – Non-GAAP excludes goodwill and intangible assets, net of deferred tax liabilities. See corresponding Appendix pages for reconciliation of this Non-GAAP measure. Net Interest Revenue, Page 9 (a) Net interest revenue (FTE) – Non-GAAP and net interest margin (FTE) – Non-GAAP include the tax equivalent adjustments on tax-exempt income which allows for comparisons of amounts arising from both taxable and tax-exempt sources and is consistent with industry practice. The adjustment to an FTE basis has no impact on net income. Noninterest Expense, Page 10 (a) In 1Q18, we adopted new accounting guidance included in ASU 2017-07, Compensation-Retirement Benefits - Improving the Presentation of Net Periodic Pension Cost and Net Periodic Postretirement Benefit Cost, which required the reclassification of the components of pension and other post-retirement costs, other than the service cost component. As a result, staff expense increased and other expense decreased. Prior periods have been reclassified. (b) Beginning in 1Q18, clearing expense, which was previously included in other expense, was included with sub-custodian expense. Prior periods have been reclassified. (c) Beginning in 1Q18, merger and integration ("M&I"), litigation and restructuring charges are no longer separately disclosed. Expenses previously reported in this line have been reclassified to existing expenses, primarily other expense.

14 First Quarter 2018 – Financial Highlights Change in Presentation In 1Q18, we began presenting total revenue for each of the primary lines of business in our two principal businesses. The table to the right summarizes the products and services in each line of business and the primary types of revenue generated. BNY Mellon believes that the updated presentations provides investors a clearer picture of our business results and permits investors to view revenue on a basis consistent with management. Investment Services business Lines of business Primary products and services Primary types of revenue Asset Servicing Custody, accounting, ETF services, middle-office solutions, transfer agency, services for private equity and real estate funds, foreign exchange, securities lending, liquidity/lending services, prime brokerage and data analytics - Asset servicing fees (includes securities lending revenue) - Foreign exchange revenue - Net interest revenue - Financing-related fees Pershing Clearing and custody, investment, wealth and retirement solutions, technology and enterprise data management, trading services, and prime brokerage - Clearing services fees - Net interest revenue Issuer Services Corporate Trust (trustee, administration and agency services and reporting and transparency) and Depositary Receipts, (issuer services and support for brokers and investors) - Issuer services fees - Net interest revenue - Foreign exchange revenue Treasury Services Integrated cash management solutions including payments, foreign exchange, liquidity management, receivables processing and payables management and trade finance and processing - Treasury services fees - Net interest revenue Clearance and Collateral Management U.S. government clearing, global collateral management and tri-party repo - Asset servicing fees - Net interest revenue Investment Management business Lines of business Primary products and services Primary types of revenue Asset Management Diversified investment management strategies and distribution of investment products - Investment management fees - Performance fees - Distribution and servicing fees Wealth Management Investment management, custody, wealth and estate planning and private banking services - Investment management fees - Net interest revenue The following updates to our presentations also began in 1Q18. Prior period have been reclassified or restated. • Clearing expense, previously included in other expense, has been reclassified to sub-custodian expense and renamed sub-custodian and clearing expense. • M&I, litigation and restructuring charges are no longer separately disclosed on the income statement. Expenses previously reported in this line have been reclassified to existing expenses, primarily other expense. • The adjusted pre-tax operating margin (Non-GAAP) for the Investment Management business no longer excludes amortization of intangible assets and provision for credit losses.

Return on Common Equity and Tangible Common Equity Reconciliation

($ in millions)	1Q18	4Q17	1Q17
Net income applicable to common shareholders of The Bank of New York Mellon Corporation – GAAP	$ 1,135	$ 1,126	$ 880
Add: Amortization of intangible assets	49	52	52
Less: Tax impact of amortization of intangible assets	12	18	18
Adjusted net income applicable to common shareholders of The Bank of New York Mellon Corporation excluding amortization of intangible assets – Non-GAAP	$ 1,172	$ 1,160	$ 914
Average common shareholders' equity	$ 37,593	$ 36,952	$ 34,965
Less: Average goodwill	17,581	17,518	17,338
Average intangible assets	3,397	3,437	3,578
Add: Deferred tax liability – tax deductible goodwill [(a)]	1,042	1,034	1,518
Deferred tax liability – intangible assets [(a)]	716	718	1,100
Average tangible common shareholders' equity – Non-GAAP	$ 18,373	$ 17,749	$ 16,667
Return on common equity *(annualized)* – GAAP	12.2%	12.1%	10.2%
Return on tangible common equity *(annualized)* – Non-GAAP	25.9%	25.9%	22.2%

Book Value and Tangible Book Value Per Share Reconciliation

($ in millions, except common shares)	March 31, 2018	Dec. 31, 2017	March 31, 2017
BNY Mellon shareholders' equity at period end – GAAP	$ 41,728	$ 41,251	$ 39,138
Less: Preferred stock	3,542	3,542	3,542
BNY Mellon common shareholders' equity at period end – GAAP	38,186	37,709	35,596
Less: Goodwill	17,596	17,564	17,355
Intangible assets	3,370	3,411	3,549
Add: Deferred tax liability – tax deductible goodwill [(a)]	1,042	1,034	1,518
Deferred tax liability – intangible assets [(a)]	716	718	1,100
BNY Mellon tangible common shareholders' equity at period end – Non-GAAP	$ 18,978	$ 18,486	$ 17,310
Period-end common shares outstanding (in thousands)	1,010,676	1,013,442	1,039,877
Book value per common share – GAAP	$ 37.78	$ 37.21	$ 34.23
Tangible book value per common share – Non-GAAP	$ 18.78	$ 18.24	$ 16.65

(a) Deferred tax liabilities, for the prior periods, are based on fully phased-in U.S. capital rules.

15 First Quarter 2018 – Financial Highlights BNY MELLON

16 First Quarter 2018 – Financial Highlights Pre-tax Operating Margin Reconciliation - Investment Management Business 1Q18 4Q17 1Q17($ in millions) Income before income taxes – GAAP $ 381 $ 276 $ 277 Total revenue – GAAP $ 1,088 $ 1,048 $ 963 Less: Distribution and servicing expense 110 107 101 Adjusted total revenue, net of distribution and servicing expense – Non-GAAP $ 978 $ 941 $ 862 Pre-tax operating margin – GAAP (a) 35% 26% 29% Adjusted pre-tax operating margin, excluding distribution and servicing expense – Non-GAAP (a) 39% 29% 32% (a) Income before taxes divided by total revenue. (b) Other charges include severance, litigation, an asset impairment and investment securities losses related to the sale of certain securities. 4Q17 Impact of U.S. Tax Legislation and Other Charges ($ in millions, except per share data) U.S. Tax Legislation Other Charges(b) Fee and other revenue $ (279) $ (37) Income from consolidated investment management funds — — Net interest revenue (4) — Total revenue (283) (37) Provision for credit losses — — Total noninterest expense — 282 Income before taxes (283) (319) (Benefit) provision for income taxes (710) (73) Net income $ 427 $ (246) Diluted earnings per common share $ 0.41 $ (0.24) (a) Other charges include severance, litigation, an asset impairment and investment securities losses related to the sale of certain securities. Our estimate of the impact of U.S. tax legislation is based on certain assumptions and our current interpretation of the Tax Cuts and Jobs Act, and may change, possibly materially, as we refine our analysis and as further information becomes available.